ARMSTRONG WORLD INDUSTRIES INVESTOR PRESENTATION MARCH 10, 2016 Exhibit 99.3

Safe Harbor Statement Our disclosures in this presentation, including without limitation, those relating to future financial results guidance and the possible separation of our flooring business from our building products business, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "outlook," "target," "predict," "may," "will," "would," "could," "should," "seek," and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance or the separation of our businesses. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our recent reports on Forms 10-K and 10-Q filed with the SEC. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. The information in this presentation is only effective as of the date given, March 10, 2016, and is subject to change. Any distribution of this presentation after March 10, 2016 is not intended and will not be construed as updating or confirming such information. In addition, we will be referring to “non-GAAP financial measures” within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP can be found in the appendix to this presentation, in our SEC filings and on the Investor Relations section of our website at www.armstrong.com. Armstrong World Industries competes globally in many diverse markets. References to "market" or "share" data are simply estimations based on a combination of internal and external sources and assumptions. They are intended only to assist discussion of the relative performance of product segments and categories for marketing and related purposes. No conclusion has been reached or should be reached regarding a "product market," a "geographic market" or “market share,” as such terms may be used or defined for any economic, legal or other purpose.

When reporting our financial results within this presentation, we make several adjustments. Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. Basis of Presentation Explanation All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding. We report in comparable dollars to remove the effects of currency translation on the P&L. The budgeted exchange rates for 2015 were used for all currency translations in 2015 and prior years. We remove the impact of discrete expenses and income. Examples include plant closures, restructuring actions, separation costs and other large unusual items. We also remove the non-cash impact of our U.S. Pension Plan. Guidance metrics are presented using the 2016 budgeted exchange rates for the year. Taxes for normalized EPS are calculated using a constant 39% for 2016 guidance, which is based on the expected long term tax rate. Comparable Dollars Other Adjustments Net Sales Yes No Gross Profit Yes Yes SG&A Expense Yes Yes Equity Earnings Yes Yes Operating Income Yes Yes Net Income Yes Yes Cash Flow No Yes Return on Capital Yes Yes EBITDA Yes Yes What Items Are Adjusted

Agenda The New AWI Financial Overview Investment Highlights Q & A

#1 position in all major markets Unmatched profitability and cash flow Broadest, most innovative portfolio Specification leader among architects, designers and end-customers Best-in-class distribution Strongest brand with experienced and talented organization Standout Leader Uniquely Positioned to Drive Value Unmatched Strengths Our Winning Formula Total Customer Experience Broadest Product Portfolio Specification Leadership Best-in-Class Channels Operational Excellence

Leadership Position in Attractive Ceilings Industry Strong Leader in Largest Global Profit Pool Consolidated industry structure Large installed base with stable repair & remodel demand Established product specifications Multi-faceted sales process involving architects, designers, distributors, contractors and end-users High value but low cost product with limited substitutes and lack of imports End users demonstrate brand loyalty and reward customer service and innovation Looking for external references to validate

Robust and Expanding Profitability and Cash Flow North America EBITDA(1) North America EBITDA less Capex(1) Note: Dollars in millions Includes $42 million of corporate expenses and $6 million of corporate capital expenditures; held constant in historical years for illustrative purposes

Innovating to Penetrate Expanded Addressable Market Mission: A Solution for Every Space Leadership in Attractive Ceiling Tile / Grid Sector $7 billion $3 billion Better performance and aesthetics through innovation Higher price, higher margin Leadership across Broader Ceiling Solutions Space Broaden product offering leveraging existing capabilities Expanded market and growth opportunity From To

Experienced Leadership Focused on Value Creation

9

Experienced and Stable Team Driving the Business Forward



Vic Grizzle – CEO
- 5 years with AWI
- 21 years previous experience with GE and Valmont



Brian MacNeal – CFO
- 2 years with AWI
- 20 years previous experience with Campbell Soup



Dave Cookson – SVP Americas
- 36 years with AWI



Charles Chiappone – SVP Ceiling Solutions
- 4 years with AWI
- 21 years previous experience with Alloy Polymers, SPX and GE



Wilfred Middel – VP & MD EMEA
- 21 years with AWI



Michael Jenkins – MD Asia
- 35 years with AWI

Incented to Maximize Performance and Returns

✓ *Greater transparency and management accountability to drive performance*

✓ *Pure-play ceiling solutions company with no competition for capital or management attention*

✓ *Intense focus on expanding already high returns on invested capital*

✓ *Management incentives based on total shareholder returns and free cash flow*

Leadership Completely Aligned with Shareholders

Armstrong
CEILING SOLUTIONS

The New AWI Investment Thesis Standout Global Leader in Attractive Ceilings Industry 1 Best-in-Class, Stable Cash Flow Through the Cycle Attractive, Multi-Faceted Growth Opportunities Additional Levers to Create Shareholder Value 1 Standout Leader 2 3 4 2 3 4 Best-in-Class Cash Flow 1 3 4 2 Growth Levers 1 2 4 3 Additional Profit Drivers 1 2 3 4 4 Levers for Value 1 2 3 2 Robust Cash Flow 3 4 1 3 Attractive Growth 4 1 2

Agenda The New AWI Financial Overview Investment Highlights Q & A

The New AWI Investment Thesis Standout Global Leader in Attractive Ceilings Industry 1 Best-in-Class, Stable Cash Flow Through the Cycle Attractive, Multi-Faceted Growth Opportunities Additional Levers to Create Shareholder Value 1 Standout Leader 2 3 4 2 3 4 Best-in-Class Cash Flow 1 3 4 2 Growth Levers 1 2 4 3 Additional Profit Drivers 1 2 3 4

Standout Global Leader in Attractive Ceilings Industry 1 Standout Leader 2 3 4 Total: $1,285 (1) Stand-out leadership and profitability in highly attractive North American market Significant scale and upside potential in international business Total: $303 (2) #1 in North America #1 in EMEA #1 in Asia / Pacific 2015 Revenue AWI Position by Market 2015 EBITDA(1) Note: Dollars in millions Includes ~$97 million of revenue from direct sales of WAVE products to customers in certain international markets. WAVE JV otherwise accounted for using the equity method Includes pro forma standalone corporate expense of $42 million

Global Ceilings Leader with Diversified End-Markets Commercial Residential Total: $1,285 (1) 1 Standout Leader 2 3 4 2015 Revenue Mix By End-Market By Product Note: Dollars in millions Includes ~$97 million of revenue from direct sales of WAVE products to customers in certain international markets. WAVE JV otherwise accounted for using the equity method

Most Recognized Ceilings Brand Across Categories Unaided Brand Awareness Wood Ceilings Among Architects & Designers Metal Ceilings Ceiling Tiles Standard Custom Among Contractors Ceiling Tiles Standard Custom 1 Standout Leader 2 3 4 Source: M/A/R/C Research Note: Data is for North America market only

Specification Leadership with Architects and Designers Inferior Customer Value #4 Player #2 Player Fair Value Line Market Perceived Quality/Service Ratio Market Perceived Price Higher Lower Inferior Superior #3 Player Superior Customer Value 1 Standout Leader 2 3 4 Recognized Value Proposition... Specifier Customer Value (2015) ...and Standout Mind-Share in Adjacencies Avg. Spec Rate (2013-2015) – Metal Ceilings Avg. Spec Rate (2013-2015) – Wood Ceilings Armstrong Ceiling Solutions Source: Dodge and other independent 3rd party research Note: Data is for North America market only

1 Standout Leader 2 3 4

Broadest Go-to-Market Coverage

17

Superior Coverage…

- ✓ *Exclusive, long-term distribution relationships across nearly all regions*
- ✓ *Strong brand recognition and loyalty*
- ✓ *Over 15% more distribution points than the #2 player*
- ✓ *Over 5x the contractor relationships of the #2 player*
- ✓ *~150 AWI sales representatives complemented by ~900 distributor representatives selling our solutions*
- ✓ *Warranty claims rate of 0.2% – half the building products industry average*

…With Enhanced Sales Effectiveness…

Average Revenue per Sales Rep ($ millions)


$10.8
$8.7
Armstrong Ceiling Solutions
Building Materials Benchmark

…and Outstanding Service Levels

Perfect Order Measure (1)


100%
95%
90%
85%
80%
83%
88%
89%
89%
91%
2011
2012
2013
2014
2015

Order Fill		On Time Delivery		Shipping Claims		Billing Claims		Product Claims		Returns Claims		Perfect Order Measure
97.8%	x	86.7%	x	98.0%	x	98.4%	x	99.1%	x	99.5%	=	91.2%

Armstrong CEILING SOLUTIONS

Source: Alexander Group, Warranty Week; Note: Data is for North America market only

(1) Internal metric based on the following parameters: a) order fill, b) on-time delivery, c) shipping claims, d) billing claims, e) product claims, and f) returns claims

1 Standout Leader 2 3 4

Longstanding Partnership: WAVE – AWI / Worthington JV

18

Highlights

- ✓ *23 year global partnership with Worthington Industries that successfully combines the expertise of both companies*
- ✓ *Seamless customer relationship – customers buy an AWI ceiling solution complete with grid and other components*
- ✓ *10 manufacturing plants in 5 countries*
- ✓ *Product development synchronized with AWI's new product pipeline*

Products



Grid



Perimeters & Trim

2015 Revenue: ~$400 million

ROIC: ~100%

~$300 million in dividends to AWI from 2012 to 2015

Critical to AWI's Value Creation

Armstrong CEILING SOLUTIONS

The New AWI Investment Thesis 1 Standout Leader 2 3 4 Standout Global Leader in Attractive Ceilings Industry 1 Best-in-Class, Stable Cash Flow Through the Cycle Attractive, Multi-Faceted Growth Opportunities Additional Levers to Create Shareholder Value 2 3 4 Best-in-Class Cash Flow 1 3 4 2 Growth Levers 1 2 4 3 Additional Profit Drivers 1 2 3 4

Superior EBITDA Growth and Stability through the Cycle 2 Robust Cash Flow 3 4 1 Historical Indexed EBITDA (2000 = 100) Contractionary Volume Environment Source: Factset. Note: AWI represented on a divisional adjusted basis Peer index includes AOS, AYI, ALLE, APOG, FBHS, JHX, TILE, MAS, MHK, MLM, OC, PGEM, TREX, USG and VMC. Represents median growth in EBITDA of peers applied to index value from previous year. Adjusted for significant acquisitions

Proven, Consistent Ability to Expand Margins Continuous Price/Mix and Productivity Driving Margins Note: Data is for North America only. AUV change over time is for mineral fiber only Excludes contribution from WAVE JV, impact of pro forma standalone corporate expense of $42 million and pension costs 2 Robust Cash Flow 3 4 1 Increases in Average Unit Value Over Time ... …Yielding Significant Gross Margin Expansion(1)

Best-in-Class Across Building Products Industry 2015 Adj. EBITDA Margins 2015 Adj. EBITDA less Capex North America North America 2 Robust Cash Flow 3 4 1 (1) (1) (1) (1) (1) Source: Company filings, FactSet and Wall Street Research as of 3/1/2016 Note: AWI represented on standalone adjusted basis Represents 2015E calendarized (1)

The New AWI Investment Thesis 1 Standout Leader 2 3 4 Standout Global Leader in Attractive Ceilings Industry 1 Best-in-Class, Stable Cash Flow Through the Cycle Attractive, Multi-Faceted Growth Opportunities Additional Levers to Create Shareholder Value 2 3 4 Best-in-Class Cash Flow 1 3 4 2 Growth Levers 1 2 4 3 Additional Profit Drivers 1 2 3 4

Attractive Multi-Faceted Growth Opportunities 3 Attractive Growth 4 1 2 Market Recovery Leverage commercial market recovery Expand Average Unit Value Continue to leverage innovation to enhance margins Enlarged Addressable Market Sell into more spaces Sell more into every space Pursue M&A to enhance capabilities M&A Expansion of overall market and Armstrong share

Broader Market Recovery will Drive Substantial Profits As Market Normalizes toward Long-Term Averages, each 1% of Annual Volume Growth is Worth ~$20 million of EBITDA by Year 3 Market Recovery Source: Dodge, U.S. ceilings volume data for education, healthcare, office, retail and transportation markets only New Construction Uptick in 2015 3 Attractive Growth 4 1 2 U.S. Commercial Ceiling Market Volumes: New vs. Repair & Remodel

Both Mineral Fiber and Specialties Remain Attractive Source: Internal study of ceiling attitude and usage for office buildings Note: Data is for North America only Mineral Fiber maintaining large share of overall ceilings market Drywall declining as non-traditional ceiling styles and exposed structures expand Exposed "open plenum" expanding with "high-tech" look but low acoustics Market Recovery 3 Attractive Growth 4 1 2 Breakdown of Ceilings by Type, 2005 vs. 2015

Expectations of Recovery in Market Demand Market Recovery 3 Attractive Growth 4 1 2 Given lag between starts and ceilings installations, 2014 and 2015 projects will yield volume in 2016 and beyond 2011 – 2017 Dodge Starts ($ billions)(1) Accelerated growth projected Source: Dodge Data & Analytics Note: Data is for North America market only Includes education, healthcare, office and retail

Actively Driving Core Portfolio to Higher Value Products Industry Shaping Innovation Accelerating Growth and Margins Cortega $ Ultima $$ Optima $$$ $$$$ Clouds Migration to Premium Products AUV Expansion 3 Attractive Growth 4 1 2 Expansive Product Offering Premium Products More Lucrative

Total Solutions Selling Market Opportunity Increases Value Proposition and Strengthens Customer Loyalty  Œ Acoustical Tile and Grid 60,000 SF  Metal Ceiling 3,000 SF Illustrative 100,000 SF Four Story Building  Drywall Grid 15,000 SF Ž Canopies in Open Plenum 1/1000SF  Axiom Transitions & Perimeters Œ  Ž Presents opportunity to double project sales Saves contractors as much as 30% in labor Differentiates contractors from their competition $81,300 $24,000 $15,000 $33,200 $4,500 $160,000 Total Opportunity   Architectural Specialties Components Core Core AS Components Total Solutions Enlarged Market 3 Attractive Growth 4 1 2

1 2 3 Attractive Growth 4
Enlarged Market
30

Case Study: Solutions Selling

Sell Into More Spaces

Conde Nast, One World Tower, NYC, USA [1]



Office Area = Total Revenue
$1.3 million



Potential Incremental Opportunity



Conference Rooms
= $250K



Elevator Lobbies /
Corridors = $250K

✓ Additional Revenue of 38%

Sell More Into Every Space

Partners Healthcare, USA



600,000 SF Building
Ultima / Optima /
Interlude Grid

Total Revenue =
$1.2 million

Solutions Won


Acoustical
Tile and Grid
Transition
Steel & Axiom
Drywall
DGS
Perimeter
Axiom Building
Perimeters, Pockets

Additional Solutions
(Axiom Trims, Perimeters, MetalWorks)
= $372K

✓ Additional Revenue of 31%

Armstrong
CEILING SOLUTIONS

(1) Interior photo source: Interior Design Magazine. Photography: Garrett Rowland

Architectural Specialties is a Global Growth Engine Large Growth Opportunity Through Organic Expansion and M&A Broadest portfolio of on-trend, specialty ceiling solutions in the world Global footprint to support global projects Leverage existing go-to-market system and advantages to drive expansion On large projects, increases bid success rate from 75% to 90% and pulls core products into project Custom projects can generate 10x – 20x dollar margin contribution $2,000 Targeting increase in market share from 9% to 20% $170 $400 $2,000 Enlarged Market 3 Attractive Growth 4 1 2 Strong Historical Revenue Growth Value Proposition Substantial Expansion Opportunity Note: Dollars in millions

1 2 3 Attractive Growth 4
Enlarged Market
32

JFK Airport Lounge – Etihad Airways


Architectural Specialties Solution





- Architect – Gensler, NY
- Custom anodized brass finish with triangular perforations and light diffusing layer
- Potential of 17 more locations across the world
- $357 per square foot vs. ~$1 per square foot overall average
- Driven by our design services capabilities

Armstrong
CEILING SOLUTIONS

The New AWI Investment Thesis 1 Standout Leader 2 3 4 Standout Global Leader in Attractive Ceilings Industry 1 Best-in-Class, Stable Cash Flow Through the Cycle Attractive, Multi-Faceted Growth Opportunities Additional Levers to Create Shareholder Value 2 3 4 Best-in-Class Cash Flow 1 3 4 2 Growth Levers 1 2 4 3 Additional Profit Drivers 1 2 3 4

Additional Levers to Create Value 1 Standout Leader 2 3 4 4 Levers for Value 1 2 3 Continue to pursue productivity and efficiency improvements Cost Improvements Add to technology and product capabilities M&A Expect greater contribution from recent investments and initiatives International Best-in-Class Cash Flow 1 3 4 2 Growth Levers 1 2 4 3 Additional Profit Drivers 1 2 3 4 Allocate cash to highest value-added uses FCF Deployment

Improved Performance Across Europe and Asia Investments and Initiatives Designed to Drive Future Profits Sales and profits have contracted in EMEA and Asia/Pacific over the past several years Business impacted by market demand, political instability, FX and cost inefficiencies China and Russia represent ~6% of consolidated sales We believe markets will recover and profitability can be restored Right-sizing SG&A organization and cost structure Idling China plant in response to market conditions Completing France investment in production capabilities to significantly reduce manufacturing costs Leveraging new Russia plant to reduce imports from Continental Europe - reduced input costs through localization and lower freight / duties No significant international capital investments planned in the near-term 4 Levers for Value 1 2 3 Overview Decisive Actions To Drive Improvement

Agenda The New AWI Financial Overview Investment Highlights Q & A

Historical Financial Performance Drivers While volume has been modestly down given absence of market recovery, average unit value in North America increased by 15%, driven by shift to premium products AUV gains and productivity improvements drove ~$75 million increase in North America EBITDA International profitability contracted due to challenging market conditions and additional capacity Recently completed investments position us to take advantage of market recovery ($27) ($20) ($36) ($8) Note: EBITDA includes $42 million of standalone corporate expenses in 2015, held constant historically Productivity net of cost inflation North America North America Revenue Drivers ($ millions) Historical Context EBITDA Drivers ($ millions) (1)

Our Value Creation Model

38

Revenue Growth	**5% – 7% annual growth**	▪ 1% – 3% North America volume growth ▪ 2% – 4% International volume growth ▪ 2% – 4% average unit value increase ▪ 1% – 2% share growth outside Americas core
Adj. EBITDA Growth and Margins(1)	**10% – 12% annual growth** **25% – 28% margin**	▪ ~60% incremental margin in North American core ▪ Continue to price over inflation ▪ Improve International cost structure from growth and productivity enhancements
Adj. EPS Growth(2)	**15% – 20% annual growth**	▪ Declining net debt due to significant cash generation ▪ Normalized 39% effective tax rate
Free Cash Flow Conversion	**50% of Adjusted EBITDA**	▪ Robust EBITDA growth ▪ Stable level of capital expenditures

(1) Includes pro forma standalone corporate expense of $42 million; excludes pension costs, separation costs and other extraordinary expenses
(2) Excludes pension costs, separation costs and other extraordinary expenses; utilizes normalized effective tax rate of 39%

Armstrong CEILING SOLUTIONS

2015 Pro Forma Balance Sheet New $1.05 billion credit facility including $850 million of term loans maturing in 2021 and 2023 and undrawn revolver of $200 million $35 million of tax-exempt bonds BB+/B1 Rating Net Leverage: 2.3x(1) U.S. pension will be well-funded on a PBO basis No cash contributions in over 20 years Note: Dollars in millions Based on pro forma standalone EBITDA of $303 million Summary Balance Sheet Capital Structure Highlights

Capital Allocation Growth and Productivity Investments: Investments where we continue to have high return opportunities Acquisitions: Synergistic bolt-on acquisitions that leverage our powerful business system and expand market penetration Capital Return (Dividends/Share Repurchases): Expect to review capital return policy post-separation Reviews will also evaluate other investment opportunities, taking into consideration the impacts of separation, our strategic plan, market dynamics and economic conditions Require acceptable rates of return consistent with our risk profile Subject to board approval Note: Dollars in millions Excludes costs related to separation of Flooring business Continue philosophy of seeking high return opportunities ($100) ($3) $190 $87 2016E Cash Flow Generation(1) Capital Allocation Philosophy

41

Capital Expenditures

Capital Expenditures Breakdown[1]



$114
$123
$115
$104
$100
50%
55%
40%
60%
70%
2012
2013
2014
2015
2016E
North America[2]
International
Normalized run rate of $80 million, 1x depreciation

Capital Expenditure Outlook

- **North America**
  - Pivoting investments to drive innovation, growth and productivity in most profitable geography
  - Investing ~$20 million annually above normalized $80 million global run rate over the next three years to strengthen capabilities and add capacity for premium products
- **International**
  - Significant capacity additions completed in Russia and China
  - Modest incremental investments focused on lowering European production costs to enhance competitiveness in growing premium category

Armstrong CEILING SOLUTIONS

Note: Dollars in millions
(1) Excludes costs related to separation of Flooring business
(2) Includes $6 million of corporate capital expenditures; held constant in historical years for illustrative purposes and included in North America

42

2016E Guidance

	2015 Normalized at 2015 FX	2015 Normalized at 2016 FX	2016E Normalized at 2016 FX	
Revenue(1)	$1,285	$1,224	$1,260 – $1,310 *3% – 7% YoY Growth*	▪ 1% – 3% North America volume growth ▪ 2% – 4% International volume growth ▪ 1% – 3% average unit value increase
Adjusted EBITDA(2)	$303	$296	$310 – $330 *5% – 12% YoY Growth*	▪ $42 million of standalone corporate costs ▪ 1% – 2% cost savings over inflation ▪ Increased sales and marketing investments to expand total solutions selling capabilities
Adjusted EPS(3)	$2.09	$2.02	$2.15 – $2.32 *6% – 15% YoY Growth*	▪ $30 – $35 million of interest expense ▪ Normalized 39% effective tax rate ▪ 57 million average diluted shares outstanding ▪ Cash tax rate 35% – 39%
Free Cash Flow	$86(4)	$86(4)	$80 – $100	▪ $190 million cash flow from operations ▪ $100 million of total capital expenditures

Note: Dollars in millions except per share values
(1) As-reported revenue of $1,231 million in 2015. 2016 As-reported will have (3%) - (5%) FX headwind
(2) Includes pro forma standalone corporate expense of $42 million; excludes pension, separation costs and other extraordinary expenses
(3) Excludes pension, separation costs and other extraordinary expenses. As reported earnings per share of $1.15 - $1.30 impacted by $34 million of separation expenses and an as reported effective tax rate of ~60%
(4) No FX adjustment. Pro forma standalone free cash flow for AWI in 2015, excludes separation costs and other extraordinary expenses

Armstrong CEILING SOLUTIONS

Business Quality, Market Leadership and Margins Drive Valuation Building Products Valuations Highly Correlated to Performance Source: Company filings, FactSet and Wall Street Research as of 3/1/2016 Note: AWI represented on standalone adjusted basis North America

Focused on Value Creation Standout market leader in attractive ceilings industry with unmatched profitability and cash flow Accelerating growth trajectory of the business Intense focus on expanding returns on invested capital Management incentive plan aligned to shareholder value creation

Agenda The New AWI Financial Overview Investment Highlights Q & A

Appendix Management Biographies Reconciliation of Non-GAAP Financial Measures

Reconciliation of FY2015 Adj. EBITDA to Reported Operating Income 2015 Armstrong Building Products Segment Adjusted EBITDA (1) $345 Standalone corporate costs, excluding depreciation and amortization (42) Pro Forma Standalone Adjusted EBITDA $303 Depreciation and amortization (2) (81) Pro Forma Operating Income – Adjusted $222 Cost reduction initiatives 7 Foreign exchange movements 3 Pro Forma As Reported Operating Income $212 Add back standalone corporate costs including depreciation and amortization 53 Operating Income – As Reported(3) $265 Note: Dollars in millions Represents adjusted EBITDA for the segment consistent with Q4 2015 consolidated company disclosures Includes $11 million of depreciation and amortization previously reported within unallocated corporate segment Represents as reported operating income for the segment consistent with disclosures in the Company’s 2015 10-K

2015 Pro Forma Balance Sheet Reconciliation Note: Dollars in millions Assumes $50 million dividend from AFI Debt repayment (includes $2 million in estimated fees and expenses) (2) (1)

Management Biographies Brian MacNeal Senior Vice President and Chief Financial Officer, Armstrong World Industries Victor “Vic” Grizzle is CEO and President of Armstrong World Industries Inc., in Lancaster, Pennsylvania. Mr. Grizzle has 26 years of experience in sales, marketing and global business leadership.   He comes to Armstrong World Industries from Valmont Industries, a $2 billion global leader of infrastructure support structures for utility, telecom and lighting markets, and manufacturer of mechanized irrigation equipment for large scale farming, where he was group president of Global Structures, Coatings and Tubing since 2005.  Prior to Valmont, Mr. Grizzle was president of the commercial power division of EaglePicher Corporation, a $700 million diversified manufacturer and marketer of advanced technology and industrial products for space, defense, automotive, filtration, pharmaceutical, environmental and commercial applications. Before that, he spent 16 years at General Electric Corporation with 7 of those living abroad in Singapore, Belgium and Shanghai, China. Mr. Grizzle graduated from California Polytechnic University with a Bachelor of Science in Mechanical Engineering.    Mr. MacNeal is Senior Vice President and CFO of Armstrong World Industries Inc., in Lancaster, Pennsylvania. He began his career with PricewaterhouseCoopers as an auditor and left to join the Campbell Soup Company where he spent the next 20 years in roles of increasing responsibility and leadership. Brian’s finance and accounting experience with Campbell’s spans multiple assignments, including brand management, manufacturing, marketing and project management. He served as Director of Finance for U.S. Soup; Vice President of Finance and Strategy Emerging Markets as Campbell’s entered Russia and China; and Vice President & CFO of Campbell’s European business. Brian graduated cum laude from Villanova University with a bachelor’s degree in Accounting and has practiced as a Certified Public Accountant. Victor Grizzle Chief Executive Officer and President, Armstrong World Industries

Investor Relations Contact Information Mrs. Olshan is Director Investor & Public Relations of Armstrong World Industries, Inc., in Lancaster, Pennsylvania.   Mrs. Olshan joined Armstrong World Industries in November of 2008 as External Reporting Manager, moved into Investor Relations in December of 2010 and had public relations responsibilities added in February of 2016.   Prior to Armstrong World Industries, Mrs. Olshan spent over 5 years in public accounting as an auditor and advisor to clients in the construction, engineering, banking, utility, and manufacturing industries with a focus on SEC reporting and Sarbanes-Oxley compliance. Mrs. Olshan is also a Certified Public Accountant and member of the AICPA and NIRI. She previously served on the board as Treasurer of the York Hospital Auxiliary, a Wellspan affiliated non-profit organization.   Mrs. Olshan graduated summa cum laude earning a bachelor of science with dual degrees in Business Administration and Accounting, and an MBA from York College of Pennsylvania. Kristy Olshan, Director Investor & Public Relations, Armstrong World Industries Kristy Olshan, CPA, MBA Director Investor & Public Relations Armstrong World Industries 2500 Columbia Avenue Lancaster, PA 17603 P: 717-396-6354 F: 717-396-6128 E: ksolshan@armstrongceilings.com